AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2026

AXIS Capital Holdings Limited
29 Richmond Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2025 and consolidated statements of operations for the years ended December 31, 2025 and December 31, 2024.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This document or any other written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements, other than statements of historical fact included in or incorporated by reference in this document are forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "continue", "intend" or similar statements of a future or forward-looking nature or their negative or similar terminology.

Forward-looking statements made in this document, such as those related to our performance, pricing, growth prospects, the outcome of our strategic initiatives, our expectations relating to our ability to successfully implement and manage technology initiatives – including artificial intelligence, our expectations about the current trade and geopolitical environment on our business, economic and market conditions, and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation:
Insurance Risk: the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; the frequency and severity of natural and man-made disasters; the effects of emerging claims, systemic risks, and coverage and regulatory issues; reserve adequacy; losses relating to geopolitical conflicts; the adverse impact of economic and social inflation; failure of our loss limitation methods; failure of our cedants to adequately evaluate risk; and our reliance on industry models.

Strategic Risk: industry competition and consolidation; failure to keep the pace or manage technology developments, including artificial intelligence; general economic, capital, and credit market conditions, including market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, foreign currency exchange rates, and evolving impacts of tariffs, sanctions, and international trade tensions; our ability to increase the use of data and analytics and technology as part of our business strategy and adapt to new technologies; changes in the political environment of certain countries where we operate or underwrite business; loss of business provided to us by major brokers; rating agency actions; key personnel changes; potential strategic opportunities including acquisitions and our ability to achieve them; evolving expectations regarding environmental, social, and governance matters; and the effect of contagious diseases on our business.

Credit and Market Risk: reinsurance availability and recoverability; premium collection risks; and counterparty defaults in our program business.

Liquidity Risk: the inability to access sufficient cash to meet our obligations when they are due.

Operational Risk: technology and cybersecurity challenges; failures in internal or outsourced operational processes, people, or systems; and changes in accounting policies or practices.

Regulatory Risk: changes in laws and regulations and potential government intervention in our industry; and inadvertent non-compliance with sanctions, anti-corruption, data protection and privacy requirements.

Taxation Risk: changes in tax laws.

Readers should carefully consider these risks alongside those detailed in Item 1A, 'Risk Factors' of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and in subsequent filings available at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
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AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended March 31,
		2026	2025	Change

HIGHLIGHTS	Gross premiums written	$3,097,967	$2,794,652	10.9%
	Gross premiums written - Insurance	64.0%	59.3%	4.7	pts
	Gross premiums written - Reinsurance	36.0%	40.7%	(4.7)	pts
	Net premiums written	$1,907,036	$1,750,039	9.0%
	Net premiums earned	$1,480,466	$1,340,820	10.4%
	Net premiums earned - Insurance	77.1%	75.3%	1.8	pts
	Net premiums earned - Reinsurance	22.9%	24.7%	(1.8)	pts
	Net income available to common shareholders	$247,204	$186,508	32.5%
	Operating income [a]	$256,889	$261,469	(1.8%)
	Annualized return on average common equity [b]	17.0%	13.7%	3.3	pts
	Annualized operating return on average common equity [c]	17.7%	19.2%	(1.5)	pts
	Total common shareholders’ equity	$5,830,636	$5,352,799	8.9%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$3.29	$2.26	45.6%
	Operating income per diluted common share [d]	$3.42	$3.17	7.9%
	Weighted average diluted common shares outstanding	75,153	82,378	(8.8%)
	Book value per common share	$78.86	$68.06	15.9%
	Book value per diluted common share (treasury stock method)	$78.19	$66.48	17.6%
	Tangible book value per diluted common share (treasury stock method) [a]	$75.70	$64.08	18.1%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a], [e]	56.6%	56.3%	0.3	pts
	Catastrophe and weather-related losses ratio [a]	3.2%	3.7%	(0.5)	pts
	Current accident year loss ratio [a]	59.8%	60.0%	(0.2)	pts
	Prior year reserve development ratio	(1.2%)	(1.4%)	0.2	pts
	Net losses and loss expenses ratio	58.6%	58.6%	—	pts
	Acquisition cost ratio	20.5%	19.7%	0.8	pts
	General and administrative expense ratio [f]	10.7%	11.9%	(1.2)	pts
	Combined ratio	89.8%	90.2%	(0.4)	pts

INVESTMENT DATA	Total assets	$35,618,746	$33,249,174	7.1%
	Total cash and invested assets [g]	$17,273,359	$17,818,374	(3.1%)
	Net investment income	$184,740	$207,713	(11.1%)
	Net investment gains (losses)	$(27,224)	$(30,005)	(9.3%)
	Book yield of fixed maturities	4.7%	4.5%	0.2	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    The current accident year loss ratio, excluding catastrophe and weather-related losses is calculated by dividing the current accident year losses less pre-tax catastrophe and weather-related losses, net of reinsurance, by net premiums earned less reinstatement premiums.
[f]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[g]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS AND KEY RATIOS - QUARTERLY

	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
REVENUES
Net premiums earned	$1,480,466	$1,528,475	$1,451,883	$1,393,431	$1,340,820
Net investment income	184,740	186,992	184,903	187,297	207,713
Net investment gains (losses)	(27,224)	14,584	30,905	43,468	(30,005)
Other insurance related income	5,649	4,383	6,593	8,662	3,578
Total revenues	1,643,631	1,734,434	1,674,284	1,632,858	1,522,106

EXPENSES
Net losses and loss expenses	867,283	859,427	841,435	801,754	785,925
Acquisition costs	304,255	310,375	285,618	275,897	264,581
General and administrative expenses	158,156	212,054	171,637	161,078	159,163
Foreign exchange losses (gains)	(36,196)	3,555	(13,492)	94,885	57,034
Interest expense and financing costs	16,426	16,844	16,657	16,586	16,572
Reorganization expenses	23,168	—	—	—	—
Amortization of intangible assets	2,396	2,396	2,396	2,396	2,729
Total expenses	1,335,488	1,404,651	1,304,251	1,352,596	1,286,004

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	308,143	329,783	370,033	280,262	236,102
Income tax (expense) benefit	(55,806)	(45,959)	(70,252)	(56,199)	(44,322)
Interest in income (loss) of equity method investments	2,430	5,783	2,083	(705)	2,291
NET INCOME	254,767	289,607	301,864	223,358	194,071
Preferred share dividends	7,563	7,563	7,563	7,563	7,563
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$247,204	$282,044	$294,301	$215,795	$186,508

KEY RATIOS/PER SHARE DATA
Weighted average common shares outstanding	74,095	75,686	77,619	78,378	81,152
Dilutive share equivalents:
Share-based compensation plans	1,058	1,139	982	951	1,226
Weighted average diluted common shares outstanding	75,153	76,825	78,601	79,329	82,378

Earnings per common share	$3.34	$3.73	$3.79	$2.75	$2.30
Earnings per diluted common share	$3.29	$3.67	$3.74	$2.72	$2.26

Annualized ROACE	17.0%	19.4%	20.6%	15.7%	13.7%
Annualized operating ROACE	17.7%	17.2%	17.8%	19.0%	19.2%

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

						Years ended December 31,
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	2025	2024
UNDERWRITING REVENUES
Gross premiums written	$3,097,967	$2,209,707	$2,124,184	$2,515,971	$2,794,652	$9,644,514	$9,005,888
Ceded premiums written	(1,190,931)	(826,514)	(771,195)	(880,537)	(1,044,613)	(3,522,858)	(3,248,537)
Net premiums written	1,907,036	1,383,193	1,352,989	1,635,434	1,750,039	6,121,656	5,757,351

Gross premiums earned	2,357,298	2,381,138	2,280,608	2,229,370	2,147,045	9,038,161	8,529,567
Ceded premiums earned	(876,832)	(852,663)	(828,725)	(835,939)	(806,225)	(3,323,552)	(3,223,332)
Net premiums earned	1,480,466	1,528,475	1,451,883	1,393,431	1,340,820	5,714,609	5,306,235
Other insurance related income	5,649	4,383	6,593	8,662	3,578	23,216	30,721
Total underwriting revenues	1,486,115	1,532,858	1,458,476	1,402,093	1,344,398	5,737,825	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	867,283	859,427	841,435	801,754	785,925	3,288,541	3,158,487
Acquisition costs	304,255	310,375	285,618	275,897	264,581	1,136,469	1,070,551
Underwriting-related general and administrative expenses [a]	127,214	178,879	143,111	135,241	130,438	587,669	536,442
Total underwriting expenses	1,298,752	1,348,681	1,270,164	1,212,892	1,180,944	5,012,679	4,765,480
UNDERWRITING INCOME [b]	$187,363	$184,177	$188,312	$189,201	$163,454	$725,146	$571,476

OTHER (EXPENSES) REVENUES
Net investment income	184,740	186,992	184,903	187,297	207,713	766,903	759,229
Net investment gains (losses)	(27,224)	14,584	30,905	43,468	(30,005)	58,950	(138,534)
Corporate expenses [a]	(30,942)	(33,175)	(28,526)	(25,837)	(28,725)	(116,262)	(129,760)
Foreign exchange (losses) gains	36,196	(3,555)	13,492	(94,885)	(57,034)	(141,983)	50,822
Interest expense and financing costs	(16,426)	(16,844)	(16,657)	(16,586)	(16,572)	(66,659)	(67,766)
Reorganization expenses	(23,168)	—	—	—	—	—	(26,312)
Amortization of intangible assets	(2,396)	(2,396)	(2,396)	(2,396)	(2,729)	(9,917)	(10,917)
Total other (expenses) revenues	120,780	145,606	181,721	91,061	72,648	491,032	436,762
INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	308,143	329,783	370,033	280,262	236,102	1,216,178	1,008,238
Income tax (expense) benefit	(55,806)	(45,959)	(70,252)	(56,199)	(44,322)	(216,732)	55,595
Interest in income (loss) of equity method investments	2,430	5,783	2,083	(705)	2,291	9,452	17,953
NET INCOME	254,767	289,607	301,864	223,358	194,071	1,008,898	1,081,786
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$247,204	$282,044	$294,301	$215,795	$186,508	$978,648	$1,051,536

Catastrophe and weather-related losses, net of reinstatement premiums	$47,800	$29,855	$43,659	$36,626	$49,070	$159,210	$225,996
Net favorable prior year reserve development	$18,062	$29,852	$18,946	$20,229	$17,937	$86,963	$24,323

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.6%	56.2%	56.3%	56.4%	56.3%	56.3%	55.7%
Catastrophe and weather-related losses ratio	3.2%	2.0%	3.0%	2.6%	3.7%	2.8%	4.3%
Current accident year loss ratio	59.8%	58.2%	59.3%	59.0%	60.0%	59.1%	60.0%
Prior year reserve development ratio	(1.2%)	(2.0%)	(1.3%)	(1.5%)	(1.4%)	(1.6%)	(0.5%)
Net losses and loss expenses ratio	58.6%	56.2%	58.0%	57.5%	58.6%	57.5%	59.5%
Acquisition cost ratio	20.5%	20.3%	19.7%	19.8%	19.7%	19.9%	20.2%
General and administrative expenses ratio [c]	10.7%	13.9%	11.7%	11.6%	11.9%	12.4%	12.6%
Combined ratio	89.8%	90.4%	89.4%	88.9%	90.2%	89.8%	92.3%

[a]     Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.
[c]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,983,742	$1,114,225	$3,097,967	$1,655,903	$1,138,749	$2,794,652
Ceded premiums written	(690,665)	(500,266)	(1,190,931)	(611,323)	(433,290)	(1,044,613)
Net premiums written	1,293,077	613,959	1,907,036	1,044,580	705,459	1,750,039

Gross premiums earned	1,774,966	582,332	2,357,298	1,598,550	548,495	2,147,045
Ceded premiums earned	(633,213)	(243,619)	(876,832)	(588,464)	(217,761)	(806,225)
Net premiums earned	1,141,753	338,713	1,480,466	1,010,086	330,734	1,340,820
Other insurance related income	370	5,279	5,649	156	3,422	3,578
Total underwriting revenues	1,142,123	343,992	1,486,115	1,010,242	334,156	1,344,398

UNDERWRITING EXPENSES
Net losses and loss expenses	640,988	226,295	867,283	562,088	223,837	785,925
Acquisition costs	223,769	80,486	304,255	194,021	70,560	264,581
Underwriting-related general and administrative expenses	120,013	7,201	127,214	119,592	10,846	130,438
Total underwriting expenses	984,770	313,982	1,298,752	875,701	305,243	1,180,944

UNDERWRITING INCOME	$157,353	$30,010	$187,363	$134,541	$28,913	$163,454

Catastrophe and weather-related losses, net of reinstatement premiums	$47,732	$68	$47,800	$47,530	$1,540	$49,070
Net favorable prior year reserve development	$15,059	$3,003	$18,062	$13,978	$3,959	$17,937

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	53.3%	67.7%	56.6%	52.3%	68.4%	56.3%
Catastrophe and weather-related losses ratio	4.2%	—%	3.2%	4.7%	0.5%	3.7%
Current accident year loss ratio	57.5%	67.7%	59.8%	57.0%	68.9%	60.0%
Prior year reserve development ratio	(1.4%)	(0.9%)	(1.2%)	(1.4%)	(1.2%)	(1.4%)
Net losses and loss expenses ratio	56.1%	66.8%	58.6%	55.6%	67.7%	58.6%
Acquisition cost ratio	19.6%	23.8%	20.5%	19.2%	21.3%	19.7%
Underwriting-related general and administrative expense ratio	10.6%	2.1%	8.6%	11.9%	3.3%	9.8%
Corporate expense ratio			2.1%			2.1%
Combined ratio	86.3%	92.7%	89.8%	86.7%	92.3%	90.2%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

						Years ended December 31,
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	2025	2024

INSURANCE SEGMENT
Property	$613,480	$557,230	$468,098	$645,476	$495,417	$2,166,222	$2,050,329
Professional Lines	345,381	404,835	337,888	343,370	257,159	1,343,252	1,162,323
Liability	337,674	351,489	345,455	365,542	303,758	1,366,245	1,251,603
Cyber	119,999	119,693	103,404	136,562	113,945	473,604	561,937
Marine and Aviation	294,960	198,739	190,321	224,393	267,151	880,604	815,168
Accident and Health	171,365	151,078	161,470	126,985	124,843	564,374	450,810
Credit and Political Risk	100,883	115,922	85,246	90,107	93,630	384,905	323,414
TOTAL INSURANCE SEGMENT	$1,983,742	$1,898,986	$1,691,882	$1,932,435	$1,655,903	$7,179,206	$6,615,584

REINSURANCE SEGMENT
Liability	$163,106	$91,530	$154,460	$168,566	$253,070	$667,626	$616,333
Professional Lines	177,953	16,403	38,567	171,851	188,445	415,266	421,846
Motor	87,312	70,332	47,303	26,066	124,380	268,080	238,961
Accident and Health	296,290	44,275	18,192	22,337	281,355	366,159	436,296
Credit and Surety	308,973	80,634	108,505	116,290	204,666	510,094	417,717
Agriculture	52,715	1,290	55,704	55,256	48,901	161,151	150,373
Marine and Aviation	25,978	3,903	8,602	18,871	33,492	64,870	82,274
Run-off lines	1,898	2,354	969	4,299	4,440	12,062	26,504
TOTAL REINSURANCE SEGMENT	$1,114,225	$310,721	$432,302	$583,536	$1,138,749	$2,465,308	$2,390,304
CONSOLIDATED TOTAL	$3,097,967	$2,209,707	$2,124,184	$2,515,971	$2,794,652	$9,644,514	$9,005,888

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

						Years ended December 31,
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	2025	2024
UNDERWRITING REVENUES
Gross premiums written	$1,983,742	$1,898,986	$1,691,882	$1,932,435	$1,655,903	$7,179,206	$6,615,584
Ceded premiums written	(690,665)	(691,799)	(606,935)	(641,925)	(611,323)	(2,551,982)	(2,365,039)
Net premiums written	1,293,077	1,207,187	1,084,947	1,290,510	1,044,580	4,627,224	4,250,545

Gross premiums earned	1,774,966	1,787,562	1,690,735	1,633,396	1,598,550	6,710,242	6,254,836
Ceded premiums earned	(633,213)	(624,736)	(605,123)	(600,435)	(588,464)	(2,418,757)	(2,328,800)
Net premiums earned	1,141,753	1,162,826	1,085,612	1,032,961	1,010,086	4,291,485	3,926,036
Other insurance related income	370	254	261	6	156	677	94
Total underwriting revenues	1,142,123	1,163,080	1,085,873	1,032,967	1,010,242	4,292,162	3,926,130

UNDERWRITING EXPENSES
Net losses and loss expenses	640,988	617,562	595,807	561,770	562,088	2,337,227	2,245,420
Acquisition costs	223,769	225,952	205,440	194,912	194,021	820,324	766,915
Underwriting-related general and administrative expenses	120,013	161,994	131,326	124,646	119,592	537,558	485,929
Total underwriting expenses	984,770	1,005,508	932,573	881,328	875,701	3,695,109	3,498,264

UNDERWRITING INCOME	$157,353	$157,572	$153,300	$151,639	$134,541	$597,053	$427,866

Catastrophe and weather-related losses, net of reinstatement premiums	$47,732	$29,755	$42,689	$36,440	$47,530	$156,414	$216,093
Net favorable prior year reserve development	$15,059	$22,939	$14,843	$15,216	$13,978	$66,975	$16,209

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	53.3%	52.5%	52.3%	52.3%	52.3%	52.4%	52.1%
Catastrophe and weather-related losses ratio	4.2%	2.6%	3.9%	3.6%	4.7%	3.6%	5.5%
Current accident year loss ratio	57.5%	55.1%	56.2%	55.9%	57.0%	56.0%	57.6%
Prior year reserve development ratio	(1.4%)	(2.0%)	(1.3%)	(1.5%)	(1.4%)	(1.5%)	(0.4%)
Net losses and loss expenses ratio	56.1%	53.1%	54.9%	54.4%	55.6%	54.5%	57.2%
Acquisition cost ratio	19.6%	19.4%	18.9%	18.9%	19.2%	19.1%	19.5%
Underwriting-related general and administrative expenses ratio	10.6%	14.0%	12.1%	12.0%	11.9%	12.5%	12.4%
Combined ratio	86.3%	86.5%	85.9%	85.3%	86.7%	86.1%	89.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

						Years ended December 31,
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	2025	2024
UNDERWRITING REVENUES
Gross premiums written	$1,114,225	$310,721	$432,302	$583,536	$1,138,749	$2,465,308	$2,390,304
Ceded premiums written	(500,266)	(134,715)	(164,260)	(238,612)	(433,290)	(970,876)	(883,498)
Net premiums written	613,959	176,006	268,042	344,924	705,459	1,494,432	1,506,806

Gross premiums earned	582,332	593,576	589,873	595,974	548,495	2,327,919	2,274,731
Ceded premiums earned	(243,619)	(227,927)	(223,602)	(235,504)	(217,761)	(904,795)	(894,532)
Net premiums earned	338,713	365,649	366,271	360,470	330,734	1,423,124	1,380,199
Other insurance related income	5,279	4,129	6,332	8,656	3,422	22,539	30,627
Total underwriting revenues	343,992	369,778	372,603	369,126	334,156	1,445,663	1,410,826

UNDERWRITING EXPENSES
Net losses and loss expenses	226,295	241,865	245,628	239,984	223,837	951,314	913,067
Acquisition costs	80,486	84,423	80,178	80,985	70,560	316,145	303,636
Underwriting-related general and administrative expenses	7,201	16,885	11,785	10,595	10,846	50,111	50,513
Total underwriting expenses	313,982	343,173	337,591	331,564	305,243	1,317,570	1,267,216

UNDERWRITING INCOME	$30,010	$26,605	$35,012	$37,562	$28,913	$128,093	$143,610

Catastrophe and weather-related losses, net of reinstatement premiums	$68	$100	$970	$186	$1,540	$2,796	$9,903
Net favorable prior year reserve development	$3,003	$6,913	$4,103	$5,013	$3,959	$19,988	$8,114

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	67.7%	68.0%	67.9%	67.9%	68.4%	68.1%	66.0%
Catastrophe and weather-related losses ratio	—%	—%	0.3%	0.1%	0.5%	0.2%	0.7%
Current accident year loss ratio	67.7%	68.0%	68.2%	68.0%	68.9%	68.3%	66.7%
Prior year reserve development ratio	(0.9%)	(1.9%)	(1.1%)	(1.4%)	(1.2%)	(1.5%)	(0.5%)
Net losses and loss expenses ratio	66.8%	66.1%	67.1%	66.6%	67.7%	66.8%	66.2%
Acquisition cost ratio	23.8%	23.1%	21.9%	22.5%	21.3%	22.2%	22.0%
Underwriting-related general and administrative expense ratio	2.1%	4.7%	3.2%	2.9%	3.3%	3.6%	3.6%
Combined ratio	92.7%	93.9%	92.2%	92.0%	92.3%	92.6%	91.8%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

						Years ended December 31,
	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	2025	2024

Fixed maturities	$156,696	$159,830	$155,796	$149,861	$146,711	$612,198	$620,704
Other investments	17,705	13,367	15,019	18,479	22,410	69,275	48,666
Equity securities	4,152	4,185	3,046	3,155	3,208	13,593	12,922
Mortgage loans	4,165	4,873	5,890	5,956	6,868	23,587	34,028
Cash and cash equivalents	8,918	12,466	12,597	16,649	33,380	75,092	59,600
Short-term investments	132	254	355	541	1,986	3,136	12,569

Gross investment income	191,768	194,975	192,703	194,641	214,563	796,881	788,489
Investment expenses	(7,028)	(7,983)	(7,800)	(7,344)	(6,850)	(29,978)	(29,260)

Net investment income	$184,740	$186,992	$184,903	$187,297	$207,713	$766,903	$759,229

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2026	2025	2025	2025	2025	2024
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$13,107,142	$13,018,027	$12,879,372	$12,137,475	$11,865,480	$12,152,753
Fixed maturities, held to maturity, at amortized cost	405,220	397,430	406,658	405,041	389,571	443,400
Equity securities, at fair value	688,842	707,569	649,970	619,275	574,379	579,274
Mortgage loans, held for investment, at fair value	343,959	356,840	409,699	438,571	457,907	505,697
Other investments, at fair value	1,042,649	1,027,798	972,867	938,922	938,562	930,278
Equity method investments	236,767	227,181	220,022	215,920	214,240	206,994
Short-term investments, at fair value	5,836	20,298	17,185	51,726	91,330	223,666
Total investments	15,830,415	15,755,143	15,555,773	14,806,930	14,531,469	15,042,062
Cash and cash equivalents	1,388,118	1,321,185	1,358,078	1,409,201	3,332,767	3,063,621
Accrued interest receivable	118,475	116,252	117,720	108,506	108,392	114,012
Insurance and reinsurance premium balances receivable	3,878,950	3,244,661	3,326,346	3,669,460	3,388,550	2,826,942
Reinsurance recoverable on unpaid losses and loss expenses	8,890,145	8,951,763	9,043,009	9,086,900	6,944,518	6,840,897
Reinsurance recoverable on paid losses and loss expenses	581,945	673,765	648,126	637,726	531,105	546,287
Deferred acquisition costs	933,802	801,778	822,774	837,456	787,512	685,853
Prepaid reinsurance premiums	2,452,190	2,139,294	2,164,297	2,223,255	2,175,425	1,936,979
Receivable for investments sold	5,422	12,806	3,813	29,099	39,498	3,693
Goodwill	66,498	66,498	66,498	66,498	66,498	66,498
Intangible assets	163,654	166,050	168,446	170,842	173,238	175,967
Operating lease right-of-use assets	94,670	93,900	92,706	89,421	92,299	92,516
Loan advances made	302,157	231,542	250,537	263,779	272,499	247,775
Other assets	912,305	887,289	899,509	934,469	966,812	1,038,207
TOTAL ASSETS	$35,618,746	$34,461,926	$34,517,632	$34,333,542	$33,410,582	$32,681,309

LIABILITIES
Reserve for losses and loss expenses	$18,294,149	$18,122,256	$17,996,236	$17,879,023	$17,489,459	$17,218,929
Unearned premiums	6,563,778	5,825,698	5,994,611	6,154,844	5,859,606	5,211,865
Insurance and reinsurance balances payable	2,180,053	1,882,021	1,855,349	1,932,269	1,883,746	1,713,798
Debt	1,317,104	1,316,710	1,316,321	1,315,936	1,315,555	1,315,179
Federal Home Loan Bank advances	66,380	66,380	66,380	66,380	66,380	66,380
Payable for investments purchased	69,071	36,982	194,988	79,677	193,752	269,728
Operating lease liabilities	110,181	110,095	108,960	106,544	107,289	106,614
Other liabilities	637,394	745,349	617,778	624,471	591,996	689,437
TOTAL LIABILITIES	29,238,110	28,105,491	28,150,623	28,159,144	27,507,783	26,591,930

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,394,568	2,405,792	2,395,615	2,384,659	2,374,804	2,394,063
Accumulated other comprehensive income (loss)	(97,128)	28,431	10,169	(21,710)	(152,376)	(267,557)
Retained earnings	8,395,795	8,181,699	7,932,969	7,673,246	7,492,484	7,341,569
Treasury shares, at cost	(4,864,805)	(4,811,693)	(4,523,950)	(4,414,003)	(4,364,319)	(3,930,902)
TOTAL SHAREHOLDERS' EQUITY	6,380,636	6,356,435	6,367,009	6,174,398	5,902,799	6,089,379

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$35,618,746	$34,461,926	$34,517,632	$34,333,542	$33,410,582	$32,681,309

Debt to total capital [a]	17.1%	17.2%	17.1%	17.6%	18.2%	17.8%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.
[b]    To facilitate comparison of information across periods, certain reclassifications have been made to prior year amounts to conform to the current year's presentation. These reclassifications did not impact results of operations, financial condition, or liquidity

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At March 31, 2026						At December 31, 2025
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,470,733	$—	$5,365	$(13,951)	$2,462,147	14.3%	$2,417,901	14.0%
Non-U.S. government	854,906	—	4,854	(13,055)	846,705	4.9%	810,544	4.7%
Corporate debt	5,219,722	(2,383)	47,161	(80,162)	5,184,338	30.0%	5,222,433	30.4%
Agency RMBS	2,083,725	—	18,679	(28,452)	2,073,952	12.0%	2,035,352	11.9%
CMBS	802,737	(429)	3,734	(17,253)	788,789	4.6%	801,511	4.7%
Non-Agency RMBS	202,057	(246)	685	(4,988)	197,508	1.1%	190,124	1.1%
ABS	1,503,535	(61)	6,700	(6,357)	1,503,817	8.7%	1,488,067	8.7%
Municipals	50,837	—	342	(1,293)	49,886	0.3%	52,095	0.3%
Total fixed maturities, available for sale, at fair value	13,188,252	(3,119)	87,520	(165,511)	13,107,142	75.9%	13,018,027	75.8%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	140,576	—	—	—	140,576	0.8%	145,137	0.8%
ABS	264,644	—	—	—	264,644	1.5%	252,293	1.5%
Total fixed maturities, held to maturity, at amortized cost	405,220	—	—	—	405,220	2.3%	397,430	2.3%

Equity securities, at fair value
Common stocks	3,386	—	339	(636)	3,089	—%	13,695	0.1%
Preferred Stocks	43,911	—	508	(518)	43,901	0.3%	20,311	0.1%
Exchange-traded funds	268,849	—	117,853	(5,894)	380,808	2.2%	401,757	2.3%
Bond mutual funds	286,457	—	7,268	(32,681)	261,044	1.5%	271,806	1.6%
Total equity securities, at fair value	602,603	—	125,968	(39,729)	688,842	4.0%	707,569	4.1%

Total fixed maturities and equity securities	$14,196,075	$(3,119)	$213,488	$(205,240)	14,201,204	82.2%	14,123,026	82.2%
Mortgage loans, held for investment					343,959	2.0%	356,840	2.1%
Other investments					1,042,649	6.0%	1,027,798	6.0%
Equity method investments					236,767	1.4%	227,181	1.3%
Short-term investments					5,836	—%	20,298	0.2%
Total investments					15,830,415	91.6%	15,755,143	91.8%
Cash and cash equivalents [a]					1,388,118	8.0%	1,321,185	7.7%
Accrued interest receivable					118,475	0.7%	116,252	0.7%
Net receivable/(payable) for investments sold (purchased)					(63,649)	(0.3%)	(24,176)	(0.2%)
Total cash and invested assets					$17,273,359	100.0%	$17,168,404	100.0%

[a]  Includes $526 million and $501 million of restricted cash and cash equivalents at March 31, 2026 and December 31, 2025, respectively.

	At March 31, 2026		At December 31, 2025
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$10,987	1.1%	$11,577	1.1%
Direct lending funds	193,616	18.6%	186,747	18.2%
Real estate funds	279,937	26.8%	291,491	28.4%
Private equity funds	382,826	36.7%	364,376	35.5%
Other privately held investments	175,283	16.8%	173,607	16.8%
Total	$1,042,649	100.0%	$1,027,798	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	14.3%	14.0%	15.0%	14.6%	14.3%
Non-U.S. government	4.9%	4.7%	4.7%	4.9%	4.0%
Corporate debt	30.0%	30.4%	30.6%	29.6%	26.0%
MBS:
Agency RMBS	12.0%	11.9%	11.2%	10.7%	8.7%
CMBS	4.6%	4.7%	4.9%	5.1%	4.8%
Non-agency RMBS	1.1%	1.1%	1.2%	1.1%	1.1%
ABS	8.7%	8.7%	8.5%	8.2%	7.3%
Municipals	0.3%	0.3%	0.4%	0.4%	0.4%

Total Fixed Maturities, available for sale	75.9%	75.8%	76.5%	74.6%	66.6%
Fixed Maturities, held to maturity:
Corporate debt	0.8%	0.8%	0.8%	0.8%	0.7%
ABS	1.5%	1.5%	1.6%	1.7%	1.5%

Total Fixed Maturities, held to maturity	2.3%	2.3%	2.4%	2.5%	2.2%
Equity securities	4.0%	4.1%	3.9%	3.8%	3.2%
Mortgage loans	2.0%	2.1%	2.4%	2.7%	2.6%
Other investments	6.0%	6.0%	5.8%	5.8%	5.3%
Equity method investments	1.4%	1.3%	1.3%	1.3%	1.2%
Short-term investments	—%	0.2%	0.1%	0.3%	0.5%

Total Investments	91.6%	91.8%	92.4%	91.0%	81.6%
Cash and cash equivalents	8.0%	7.7%	8.1%	8.7%	18.7%
Accrued interest receivable	0.7%	0.7%	0.7%	0.7%	0.6%
Net receivable/(payable) for investments sold (purchased)	(0.3%)	(0.2%)	(1.2%)	(0.4%)	(0.9%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	18.2%	18.0%	19.1%	19.0%	20.8%
AAA [a]	19.4%	19.2%	19.6%	20.0%	20.3%
AA [a]	23.7%	23.7%	22.7%	23.4%	21.8%
A	17.1%	17.4%	17.8%	17.1%	16.8%
BBB	10.4%	10.0%	9.7%	9.8%	9.5%
Below BBB	11.2%	11.7%	11.1%	10.7%	10.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	2.8%	2.7%	3.9%	5.5%	6.5%
From one to five years	43.0%	43.3%	42.9%	43.0%	43.0%
From five to ten years	16.9%	17.1%	16.9%	15.2%	15.2%
Above ten years	1.6%	1.4%	1.6%	1.6%	1.4%
Asset-backed and mortgage-backed securities	35.7%	35.5%	34.7%	34.7%	33.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.7%	4.6%	4.6%	4.6%	4.5%
Yield to maturity of fixed maturities	5.1%	4.7%	4.8%	5.0%	5.2%
Average duration of fixed maturities (inclusive of duration hedges)	3.2 yrs	3.1 yrs	3.2 yrs	3.1 yrs	3.0 yrs
Average credit quality of fixed maturities	A+	A+	A+	A+	A+

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS").

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At March 31, 2026

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,073,952	$191,763	$4,245	$227	$31	$1,242	$2,271,460
Commercial MBS	172,871	561,549	40,339	12,160	968	902	788,789
ABS	—	1,214,775	111,138	140,710	35,134	2,060	1,503,817

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$2,246,823	$1,968,087	$155,722	$153,097	$36,133	$4,204	$4,564,066

Percentage of total	49.2%	43.1%	3.4%	3.4%	0.8%	0.1%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$138,044	$114,900	$11,700	$—	$—	$264,644

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$138,044	$114,900	$11,700	$—	$—	$264,644

Percentage of total	—%	52.2%	43.4%	4.4%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$18,122,256	$(8,951,763)	$9,170,493	$17,218,929	$(6,840,897)	$10,378,032
Incurred losses and loss expenses	1,395,216	(527,933)	867,283	1,278,752	(492,827)	785,925
Paid losses and loss expenses	(1,151,315)	456,322	(694,993)	(1,151,905)	383,104	(768,801)
Foreign exchange and other	(72,008)	133,229	61,221	143,683	6,102	149,785
End of period [a]	$18,294,149	$(8,890,145)	$9,404,004	$17,489,459	$(6,944,518)	$10,544,941

[a]    At March 31, 2026, reserve for losses and loss expenses included IBNR of $12.5 billion, or 69% (December 31, 2025: $12.3 billion, or 68%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended March 31, 2026			Three months ended March 31, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$762,290	$389,025	$1,151,315	$721,591	$430,314	$1,151,905
Reinsurance recoverable on paid losses and loss expenses	(291,440)	(164,882)	(456,322)	(274,816)	(108,288)	(383,104)
Net paid losses and loss expenses	470,850	224,143	694,993	446,775	322,026	768,801

Change in gross case reserves	622	(22,869)	(22,247)	79,726	(62,988)	16,738
Change in gross IBNR	238,346	27,802	266,148	96,702	13,407	110,109
Change in reinsurance recoverable on unpaid losses and loss expenses	(68,830)	(2,781)	(71,611)	(61,115)	(48,608)	(109,723)
Change in net unpaid losses and loss expenses	170,138	2,152	172,290	115,313	(98,189)	17,124

Total net incurred losses and loss expenses	$640,988	$226,295	$867,283	$562,088	$223,837	$785,925

Gross reserve for losses and loss expenses	$11,364,381	$6,929,768	$18,294,149	$10,731,598	$6,757,873	$17,489,459

Net favorable prior year reserve development	$15,059	$3,003	$18,062	$13,978	$3,959	$17,937

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	73.5%	99.0%	80.1%	79.5%	143.9%	97.8%

Net paid losses and loss expenses / Net premiums earned	41.2%	66.2%	46.9%	44.2%	97.4%	57.3%
Net unpaid losses and loss expenses / Net premiums earned	14.9%	0.6%	11.7%	11.4%	(29.7%)	1.3%
Net losses and loss expenses ratio	56.1%	66.8%	58.6%	55.6%	67.7%	58.6%

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD

	At March 31, 2026

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$101.41

Book value per common share	$5,830,636	73,937	$78.86

Dilutive securities:
Restricted stock units		634	(0.67)
Book value per diluted common share	$5,830,636	74,571	$78.19

	At December 31, 2025

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$107.09

Book value per common share	$5,806,435	74,135	$78.32

Dilutive securities:
Restricted stock units		1,074	(1.12)
Book value per diluted common share	$5,806,435	75,209	$77.20

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025

Common shareholders' equity	$5,830,636	$5,806,435	$5,817,009	$5,624,398	$5,352,799
Less: goodwill	(66,498)	(66,498)	(66,498)	(66,498)	(66,498)
Less: intangible assets	(163,654)	(166,050)	(168,446)	(170,842)	(173,238)
Associated tax impact	44,703	45,255	45,806	46,357	46,909
Tangible common shareholders' equity	$5,645,187	$5,619,142	$5,627,871	$5,433,415	$5,159,972

Diluted common shares outstanding [a]	74,571	75,209	78,796	79,957	80,520

Book value per diluted common share	$78.19	$77.20	$73.82	$70.34	$66.48

Tangible book value per diluted common share	$75.70	$74.71	$71.42	$67.95	$64.08

[a]    Diluted common shares outstanding is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended March 31,
	2026	2025
Net income available to common shareholders	$247,204	$186,508
Net investment (gains) losses	27,224	30,005
Foreign exchange losses (gains)	(36,196)	57,034
Reorganization expenses	23,168	—
Interest in income of equity method investments	(2,430)	(2,291)
Income tax benefit [a]	(2,081)	(9,787)
Operating income	$256,889	$261,469

Earnings per diluted common share	$3.29	$2.26
Net investment (gains) losses	0.36	0.36
Foreign exchange losses (gains)	(0.48)	0.69
Reorganization expenses	0.31	—
Interest in income of equity method investments	(0.03)	(0.03)
Income tax benefit	(0.03)	(0.11)
Operating income per diluted common share	$3.42	$3.17

Weighted average diluted common shares outstanding	75,153	82,378

Average common shareholders' equity	$5,818,536	$5,446,089

Annualized return on average common equity	17.0%	13.7%

Annualized operating return on average common equity	17.7%	19.2%

[a]    Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of consolidated underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Data' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.
Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).
Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Reorganization expenses in 2026 primarily related to costs attributable to streamlining our reinsurance operations and costs attributable to transitions in executive leadership. Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural catastrophes, man-made disasters, other significant catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural catastrophes, man-made disasters, other significant catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2026 primarily related to costs attributable to streamlining our reinsurance operations and costs attributable to transitions in executive leadership. Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.